UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 12, 2025

Golden Matrix Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2025, the Board of Directors of Golden Matrix Group, Inc. (the “Company,” “Golden Matrix”, “we,” “our,” or “us”), with the recommendation of the Compensation Committee of the Board of Directors of the Company, approved:

(a) the grant of 300,000 Restricted Stock Units (“RSUs”) and a $300,000 contingent cash bonus, payable to Anthony Brian Goodman, who serves as Chief Executive Officer, President, Secretary and as a member of the Board of Directors of the Company;

(b) the grant of 300,000 RSUs and a $300,000 contingent cash bonus, payable to Zoran Milošević, who serves as Chief Executive Officer of each of the Company’s wholly-owned subsidiaries, Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia; Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (collectively, “MeridianBet Group”);

(c) the grant of 75,000 RSUs and a $75,000 contingent cash bonus, payable to Weiting ‘Cathy’ Feng, the Chief Operating Officer, Chief Financial Officer, and member of the Board of Directors of the Company; and

(d) the grant of 75,000 RSUs and a $75,000 contingent cash bonus, payable to Snežana Božović, the Corporate Secretary of MeridianBet Group.

The Board of Directors, with the recommendation of the Compensation Committee, also approved the grant of 30,000 RSUs and a $30,000 contingent cash bonus, payable to each of the three independent members of the Board of Directors.

The RSUs and contingent cash bonuses were granted in consideration for services to be rendered to the Company by the recipients above through the end of 2025.

The RSUs and contingent cash bonuses will vest to the recipients to the extent and in the amounts set forth below, to the extent the following performance metrics are met by the Company, and that such persons remain as officers or directors of the Company through the applicable vesting dates, subject to certain customary accelerated vesting terms:

	Revenue Targets			AEBITDA Targets
Performance Period	Target Goal	RSUs Vested	Cash Bonus Payable	Target Goal	RSUs Vested	Cash Bonus Payable
Year ended December 31, 2025	2024 Revenue * 1.1	*	**	2024 AEBITDA * 1.1	*	**
Year ended December 31, 2025	2024 Revenue * 1.2	*	**	2024 AEBITDA * 1.2	*	**

* 25% of the total RSUs granted to each recipient.

** 25% of the total contingent cash bonus granted to each recipient.

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For the purposes of the table above: (a) “AEBITDA” means net income before interest, taxes, depreciation, amortization and stock-based compensation and restructuring costs of the Company; (b) “Revenue” means annual revenue of the Company; (c) “2024 Revenue” means actual Revenue achieved during the 12 month period from January 1, 2024 to December 31, 2024, as set forth in the Company’s audited year-end financial statements; and (d) “2024 AEBITDA” means actual AEBITDA achieved during the 12 month period from January 1, 2024 to December 31, 2024, as set forth in the Company’s audited year-end financial statements (collectively, the “Target Definitions”). Both Revenue and AEBITDA, and the determination of whether or not the applicable Revenue and AEBITDA targets above have been met will be determined based on the audited financial statements of the Company filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and shall be determined on the date such Annual Report on Form 10-K is filed publicly with the Securities and Exchange Commission.

The Company plans to enter into a Restricted Stock Grant Agreement with each of the RSU recipients above to evidence such grants of the RSUs.

The RSUs discussed above, and the other Restricted Stock Units discussed below in Item 8.01, were granted pursuant to, and subject in all cases to, the terms of the Company’s 2023 Equity Incentive Plan.

The description of the RSUs above is not complete and is qualified in its entirety by the terms of the Golden Matrix Group, Inc. RSU Award Grant Notice and RSU Award Agreement which will be entered into with each recipient to evidence and document the grant of such RSUs, in the form attached as Exhibit 10.1 hereto, and incorporated by reference into this Item 5.02.

Item 8.01. Other Events.

The description of the RSUs granted to the independent members of the Board of Directors, each as set forth in Item 5.02 above, is incorporated by reference into this Item 8.01 in its entirety.

Also on January 12, 2025, the Board of Directors, with the recommendation of the Compensation Committee, approved various other grants of Restricted Stock Units to employees of the Company and certain of its subsidiaries, including the grant of an aggregate of 50,000 Restricted Stock Units to Brett Goodman, the son of Anthony Brian Goodman, the Chief Executive Officer and member of the Board of Directors of the Company, who is also part of the management of Global Technology Group Pty Ltd, a wholly-owned subsidiary of the Company, which vest at the rate of 1/4th of such Restricted Stock Units, on each of March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, subject to Mr. Goodman continuing to provide services to Global Technology Group Pty Ltd, on such vesting dates, subject to certain customary accelerated vesting terms.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1*	Form of Golden Matrix Group, Inc. RSU Award Grant Notice and RSU Award Agreement (2023 Equity Incentive Plan)(Meridian Company employee awards – January 2025) ***
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Filed herewith.

*** Indicates management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: January 16, 2025	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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